UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                November 8, 2004

                           Lexmark International, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                         1-14050              06-1308215
-----------------------------         ------------------   ---------------------
 (State or other Jurisdiction            (Commission           (IRS Employer
      of Incorporation)                   File No.)          Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (859) 232-2000
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act --- (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act --- (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Lexmark International, Inc. (NYSE: LXK) will provide securities analysts and investors with a comprehensive overview of the company at a conference to be held at the Cincinnati Airport Marriott Hotel located in Hebron, Kentucky on November 9, 2004.

Those who are not registered to attend the meeting in person can participate in the conference by accessing a webcast beginning at 11 a.m. (EST) on November 9, 2004. The webcast can be accessed through the company's Investor Relations page at http://investor.lexmark.com and will also be available for replay.
   ---------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEXMARK INTERNATIONAL, INC.
                                       (Registrant)


                                       By:    /s/ Gary E. Morin
                                       -----------------------------------------
                                       Name:  Gary E. Morin
                                       Title: Executive Vice President and Chief
                                               Financial Officer
Date: November 8, 2004